SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event) February 6, 2001


                             Ranger Industries, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Connecticut                       000-18669                     060768904
   -----------                      ----------                     ---------
 (State or Other                   (Commission                 (I.R.S. Employer
 Jurisdiction of                   File Number)                 Identification
  Incorporation)                                                     No.)


                  3400 82nd Way North, St. Petersburg, FL 33710
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (727) 381-4904
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                     One Regency Drive, Bloomfield, CT 06002
          ------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)



Ranger Industries, Inc.                                                   Page 1
Form 8-K/A-1; February 6, 2001

Item 1. Changes in Control of Registrant
----------------------------------------

     On February 6, 2001, pursuant to the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated as of December 29, 2000, by and among Bumgarner Enterprises, Inc., a Florida corporation ("Bumgarner"), Ranger Industries, Inc. ("Ranger") and BEI acquisition Corporation, a Florida corporation and wholly-owned subsidiary of Ranger ("BEI"), as amended by the Amendment to the Agreement and Plan of Merger and Reorganization, dated as of January 23, 2001, by and among Bumgarner, Ranger and BEI (the "Merger Agreement," (i) Bumgarner merged with and into BEI, with Bumgarner continuing as the surviving entity (the "Merger"), (ii) each share of Bumgarner common stock, par value $.001, was converted into one share of common stock, par value $.01 per share ("Common Stock") of the Registrant. A copy of the Merger Agreement was filed herewith as Exhibit 3 to this Form 8- K as originally filed. As a result of, and following the completion of the Merger:

     o Charles G. Masters, the principal shareholder of Bumgarner, acquired 11,401,000 shares of Ranger common stock (including 400,000 shares held through a trust of which he is the trustee); and

     o The former directors of Ranger resigned and appointed Mr. Masters, Robert Sherman Jent, and Henry C. Shults, Jr., to the Ranger board of directors.

The former directors (and principal shareholders) of Ranger from whom control had been assumed were Morton E. Handel, formerly president and chief executive officer of Ranger (and owner of 500,000 shares of Ranger common stock) and Isaac Perlmutter (owner of 1,136,137 shares of Ranger common stock). Raymond Minella, also a director of Ranger immediately prior to the Merger, did not own any shares of Ranger common stock. Ranger had previously advised all of its shareholders of this pending change of control and appointment of directors with a notification sent pursuant to SEC Rule 14f-1.

     Other information regarding the change of control is set forth in the original filing of this Current Report on Form 8-K and in the annual report on Form 10-KSB for the year ended December 31, 2001, Ranger filed which is hereby incorporated by reference.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     As a result of Ranger acquiring Bumgarner in the Merger described in Item 1, above, Ranger made a significant acquisition of assets in the oil and gas industry. These were described more fully in the original report on Form 8-K and in Ranger's annual report on Form 10-KSB for the year ended December 31, 2001, Ranger filed which is hereby incorporated by reference.


Ranger Industries, Inc.                                                   Page 2
Form 8-K/A-1; February 6, 2001

Item 6. Resignation of Registrant's Directors
---------------------------------------------

     Not applicable. Although the Registrant's directors resigned, as disclosed in Item 1, above, in no case did a resigning director express any disagreement with the registrant on any matter relating to the registrant's operations, policies, or practices.


Item 7.  Financial Statements and Exhibits

Financial Statements of Businesses Acquired.

     See Exhibit 1.

Pro Forma Financial Information

     See Exhibit 2.

Exhibits

     Exhibit 1.* Financial Statements of Bumgarner Enterprises, Inc. (audited financial statements being filed herewith pursuant to Item 7(a)(4) of Form 8-K)

     Exhibit 2.*    Pro forma financial statements

     Exhibit 3.+ Agreement and Plan of Merger and Reorganization, dated as of December 29, 2000, by and among Bumgarner Enterprises, Inc, Ranger Industries, Inc. and BEI Acquisition Corporation, as amended by the Amendment to the Agreement and Plan of Merger and Reorganization, dated as of January 23, 2001, by and among Bumgarner Enterprises, Inc., Ranger Industries, Inc., and BEI Acquisition Corporation

     Exhibit 4.^ Firm commitment letter dated January 19, 2001, from Guaranty Bank and Trust Company, incorporated by reference from
                    Exhibit 99(b)(1) to the Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005-18370)

     Exhibit 5.^ Letter dated Janaury 26, 2001, from Guaranty Bank and Trust Company, incorporated by reference from Exhibit 99(b)(2) to the Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005-18370)

     Exhibit 6.^ Letter Agreement dated January 26, 2001, from Guaranty Bank and Trust Company, incorporated by reference from Exhibit 99(b)(3) to the Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005-18370)

Ranger Industries, Inc.                                                   Page 3
Form 8-K/A-1; February 6, 2001

     Exhibit 7.^ Commercial/Agricultural Revolving or Draw Note-FixedRate, dated January 29, 2001, executed by Bumgarner as borrower with Guaranty Bank and Trust Company as lender, incorporated by reference from Exhibit 99(b)(4) to the Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005-18370)

     Exhibit 8.^ Commercial Security Agreement dated January 29, 2001, between Bumgarner Enterprises, Inc., as debtor and Guaranty Bank and Trust Company as secured party, incorporated by reference from Exhibit 99(b)(5) to the Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005-18370)

     Exhibit 9.^ Commercial Assignment of MMDA Account, dated January 29, 2001, incorporated by reference from Exhibit 99(b)(6) to the Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005-18370)

     Exhibit 10.^ Guaranty dated January 29, 2001, by Charles G. Masters as guarantor, incorporated by reference from Exhibit 99(b)(8) to the Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005- 18370)

         *    Included herewith
         +    Included with the original filing of this Form 8-K
         ^    Incorporated by reference from Schedule TO/A and amendments thereto filed by Bumgarner Enterprises, Inc. (005-18370)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RANGER INDUSTRIES, INC. (Registrant)



Date: April 13, 2001                By:  /s/ Charles G. Masters
                                         ---------------------------------------
                                             Charles G. Masters, President
                                             and Chief Executive Officer


Ranger Industries, Inc.                                                   Page 4
Form 8-K/A-1; February 6, 2001

                          Independent Auditors' Report
                          ----------------------------


Board of Directors
Bumgarner Enterprises, Inc. and Subsidiary
St. Petersburg, Florida

We have audited the accompanying consolidated balance sheet of Bumgarner Enterprises, Inc. and Subsidiary (the "Company"), as of December 31, 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2000 and 1999 and for the period from inception (March 18, 1998) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the consolidated financial position of Bumgarner Enterprises, Inc. and Subsidiary at December 31, 2000 and the consolidated results of their operations and their cash flows for the years ended December 31, 2000 and 1999 and the period from inception (March 18, 1998) through December 31, 2000 in conformity with generally accepted accounting principles.

                                               /s/ Aidman, Piser & Company, P.A.


April 12, 2001
Tampa, Florida

                   BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000


                                     ASSETS


Current assets:
   Cash                                                               $      85
   Prepaid expenses                                                       2,000
                                                                      ---------
     Total current assets                                                 2,085
                                                                      ---------

Oil and gas properties, using successful efforts method                 161,316
                                                                      ---------
                                                                      $ 163,401
                                                                      ---------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accrued compensation                                               $  50,000
   Accrued expenses                                                       1,618
   Syndication fees payable                                             149,316
   Due to officer                                                         2,100
                                                                      ---------
     Total current liabilities                                          203,034
                                                                      ---------

Minority interest in joint venture                                       12,000
                                                                      ---------

Stockholders' deficit:
   Common stock, $.001 par, authorized 20,000,000 shares;
     issued and outstanding, 14,720,000 shares                           14,720
   Preferred stock, $.01 par, authorized 10,000,000 shares,
     no shares issued or outstanding                                       --
   Deficit accumulated during the development stage                     (66,353)
                                                                      ---------
     Total stockholders' deficit                                        (51,633)
                                                                      ---------
                                                                      $ 163,401
                                                                      =========


                 See notes to consolidated financial statements.




                                  BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                                       (A DEVELOPMENT STAGE ENTERPRISE)
                                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                      From Inception
                                                                                     (March 18, 1998)
                                                                                         through
                                                 Year ended December 31,               December 31,
                                              2000                   1999                  2000
                                            --------              ----------             --------

Revenue                                     $   --                $     --               $   --
                                            --------              ----------             --------

Operating expenses:
Stock based compensation                      14,719                    --                 14,719
Salaries and wages                            50,000                    --                 50,000
Other                                          1,634                    --                  1,634
                                            --------              ----------             --------
       Total operating expenses               66,353                    --                 66,353
                                            --------              ----------             --------

Income tax expense                              --                      --                   --
                                            --------              ----------             --------

Net loss                                    ($66,353)             $     --               ($66,353)
                                            ========              ==========             ========


                               See notes to consolidated financial statements.

                                                    F-3




                                    BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                                         (A DEVELOPMENT STAGE ENTERPRISE)
                             CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                                  FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                                             THROUGH DECEMBER 31, 2000




                                              Common Stock                   Deficit Accumulated
                                      -------------------------------        During Development
                                         Shares              Amount               Stage                  Total
                                      ----------           ----------           ----------            ----------
Issuance of stock
   March 18, 1998                          1,000           $        1           $     --              $        1
                                      ----------           ----------           ----------            ----------

Balances, December 31,
   1998 and 1999                           1,000                    1                 --                       1

Issuance of stock for
   services                           14,719,000               14,719                 --                  14,719

Net loss for the period
   from August 1, 2000
   (commencement of
   operations) through
   December 31, 2000                        --                   --                (66,353)              (66,353)
                                      ----------           ----------           ----------            ----------

Balances, December 31,
   2000                               14,720,000           $   14,720           ($  66,353)           ($  51,633)
                                      ==========           ==========           ==========            ==========

                                    See notes to consolidated financial statements.

                                                        F-4



                                    BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                                         (A DEVELOPMENT STAGE ENTERPRISE)
                                       CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                              From Inception
                                                                                             (March 18, 1998)
                                                          Year ended December 31,                through
                                                       ------------------------------          December 31,
                                                         2000                 1999                2000
                                                       ---------            ---------           --------

Cash flows from operating activities:
   Net loss                                            ($66,353)            $   --              ($66,353)
   Adjustments to reconcile net loss to net
     cash used in operating activities:
       Stock-based compensation                          14,719                 --                14,719
       Change in operating assets and
         liabilities:
         Increase in prepaid expenses                    (2,000)                --                (2,000)
         Increase in accrued expenses                    51,618                 --                51,618
                                                       --------             --------            --------
Net cash used in operating activities                    (2,016)                --                (2,016)
                                                       --------             --------            --------

Cash flows from financing activities:
   Advances from officer                                  2,100                 --                 2,100
   Cash paid for common stock                              --                   --                     1
                                                       --------             --------            --------
Net cash provided by financing activities                 2,100                 --                 2,101
                                                       --------             --------            --------

Net increase in cash                                         84                 --                    85
Cash, beginning of period                                     1                    1                --
                                                       --------             --------            --------
Cash, end of period                                    $     85             $      1            $     85
                                                       ========             ========            ========


                                     See notes to consolidated financial statements.

                                                        F-5


                   BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                            THROUGH DECEMBER 31, 2000


1. Summary of significant accounting policies and basis of presentation:

     Nature of business:

     Bumgarner Enterprises, Inc. (the "Company") was incorporated under the laws of the State of Florida in March 1998. There has been no significant business activity since inception and no activity whatsoever prior to January 1, 2000. The Company intends to operate in the oil and gas industry, acquiring interests in non-producing or producing oil and gas properties and participating in drilling operations. In October 2000, the Company acquired a 74.415% working interest in Joint Venture - Henryetta, ("Henryetta" or "Joint Venture") which was formed as a general partnership under Oklahoma law and owns four leasehold interests in Okfuskee and Coal counties, Oklahoma (See Note 2). The properties at present have no producing oil or gas wells, although initial plans are to drill and develop four wells at a total cost of approximately $2,200,000. The Joint Venture automatically terminates, unless renewed, in 2010.

     Management's plans regarding operations:

     In March 2001, the Company completed a merger with an independent third party (See Note 7) and has obtained $8,500,000 in bank loan financing. After completion of the merger and payment of expenses associated therewith, the Company had approximately $650,000 in unrestricted cash to use for working capital purposes. The Company intends to further identify undeveloped or developed prospects or production to acquire and seek other industry investors or other interested parties who may be willing to participate in these activities. The Company would retain a promotional interest in any prospects, but may have to finance a portion of acquisition and drilling costs.

     Principles of consolidation:

     The accompanying consolidated financial statements include the accounts of the Company and its 74.415% joint venture interest in Henryetta. All intercompany accounts and transactions have been eliminated in consolidation.

                   BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                            THROUGH DECEMBER 31, 2000


1. Summary of significant accounting policies and basis of presentation (continued):

     Oil and gas properties:

     The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties will be expensed.

     Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss, if any, will be recognized at the time of impairment by providing an impairment allowance. Other unproved properties will be amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, will be depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment will be depreciated over their estimated useful lives.

     The carrying values of the oil and gas properties as reflected in the accompanying balance sheet do not reflect the underlying fair values of such properties.

     Use of estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Stock-based compensation:

     The Company accounts for compensation costs associated with stock options issued to employees under the provisions of Accounting Principles Board Opinion No. 25 ("APB 25") whereby compensation is recognized to the extent the market price of the underlying stock at the date of grant exceeds the exercise price of the option granted. Stock-based compensation to non-employees is accounted for using the fair-value based method prescribed by Financial Accounting Standard No. 123 ("FAS 123"). The Company accounts for unregistered common stock issued for services or asset acquisitions at the estimated fair value of the stock issued.

                   BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                            THROUGH DECEMBER 31, 2000


1. Summary of significant accounting policies and basis of presentation (continued):

     Income taxes:

     Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. This method also requires the recognition of future tax benefits such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided, as necessary.

2. Business combination:

     As indicated in Note 1, The Company acquired a 74.415% interest in Joint Venture - Henryetta in October 2000. Consideration for this equity interest was in the form of a $2,073,728 promissory note payable to Henryetta, which bears interest at 6% and is payable in full by October 10, 2002. The Company will forfeit its interest in Henryetta (pro-rata with any unpaid balance) if the note is not paid by the due date. (Since the note is payable to an entity included in the consolidated financial statements, the note payable and related interest has been eliminated in consolidation.) Results of operations of Henryetta, which are nominal, have been included in the accompanying consolidated financial statements from the October 2000 date of acquisition through December 31, 2000.

     Pro-forma results of operations for the years ended December 31, 2000 and 1999 as though the joint venture had been acquired at January 1, 1999 are as follows:

                                                  Years Ended December 31,
                                                  2000              1999
                                              ------------     -------------

       Revenues                               $         -      $          -

       Net loss                              ($     93,989)   ($      50,233)
                                              ============     =============

                   BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                            THROUGH DECEMBER 31, 2000


3. Oil and gas properties:

     All of the interests held by the Joint Venture are in undeveloped acreage in Coal and Okfuskee counties, in south central and central Oklahoma, respectively. This prospect consists of four leases from private landowners.

     The leases (A, B, C and D) are each "fully-paid" leases that require no additional annual rental payments or other payments before expiration of their primary lease terms. Each of the leases will continue beyond their primary terms as long as oil or gas is being produced from the lease in paying quantities. In each case, the wells contemplated are expected to meet this requirement, provided that they can be successfully completed; however, there can be no assurance that any of the wells will produce oil or gas in paying quantities, even if completed.

     The Joint Venture is in the process of acquiring the entire working interest within the area of the four leases and believes it has acquired the entire working interest in Lease B. As of the date hereof, the signed leases have not been returned. The Joint Venture expects to commence drilling of the Joshua #1 well on Lease B in the very near future. The Joint Venture is actively negotiating with landowners to acquire the remaining property interests in the other three lease areas and believes it will be able to acquire those interests. After it acquires the outstanding property interests, it will be able to drill the planned wells, subject to adequate financing. The Joint Venture expects to drill Joshua #2 on Lease A after the completion of Joshua #1, and the Company believes it has sufficient capital to participate in Joshua #2. Thereafter, and subject to adequate financing, the Joint Venture expects to drill a well on each of Leases C and D.

     Oklahoma has a procedure called "forced pooling" by which an oil and gas operator can apply to the Oklahoma Corporation Commission to force other landowners to pool their mineral interests with the interests of that operator. If the Joint Venture is not able to lease the remaining working interests on reasonable terms, it intends to apply to force pool the remaining working interests on terms similar to the leases which it has obtained from the other property owners, including royalty interest no greater than 20%.


                                                BUMGARNER ENTERPRISES, INC. AND SUBSIDARY
                                                    (A DEVELOPMENT STAGE ENTERPRISE)
                                                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                              FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                                                         THROUGH DECEMBER 31, 2000

3. Oil and gas properties (continued):

     The following table summarizes the Joint Venture's interest in its four leases.

------------------------------------------ -------------- -------------- ----------- ------------- ------------ ------------ -------
                                                                            Gross     Net Acres (2)  Net Acres   Primary
                                                           Nature of        Acres     (to the Joint    (3) (to     lease     Lessor
                  Land Description                         Reserves          (1)         Venture)    Bumgarner)    term      Royalty
------------------------------------------ -------------- -------------- ----------- ------------- ------------ ------------ -------
Lease A                                     Private        Proved             80            40         29.766   October 2003   20%
SW 1/4SW1/4Section 14, T10N, R12E           landowner      undeveloped
------------------------------------------ -------------- -------------- ----------- ------------- ------------ ------------ -------
Lease B                                     Private        Unproved          480          337.89       251.44   June 2002      20%
SW 1/4SW1/4Section  28,                     landowner
SE1/4Section  29, NW1/4NE1/4
Section  32, E1/2NE1/4 Section 32,
 NW1/4Section  33,
all in T11N, R11E Okfuskee County
------------------------------------------ -------------- -------------- ----------- ------------- ------------ ------------ -------
Lease C                                     Private        Unproved          520          282.5        210.22   August 2002    20%
SE 1/4 NE 1/4 Section 11,                   landowner
N 1/2 and N 1/2 S 1/2
Section 12, all in T3N, R8E Coal County
------------------------------------------ -------------- -------------- ----------- ------------- ------------ ------------ -------
Lease D                                     Private        Unproved          440            320         238.1   August 2002    20%
NE 1/4SW1/4and W1/2W1/2 Section  5,         landowner
NE1/4SE1/4and S1/2 SE 1/4Section  6,
NE1/4Section  7, and NW1/4Section 8,
all in T3N, R9E Coal County NE 1/4
Section 19, T10N, R13E Section 19,
T10N, R13E


(1)  A "gross acre" is an acre in which a working interest is owned. The number of gross acres is the total number of acres in which a working interest is owned. The disclosure of net acres subject to lease reflects lease status as of March 31, 2001.

(2)  A "net acre" is deemed to exist when the sum of fractional ownership working interests in gross acres equals one. The number of net acres is the sum of the fractional working interests owned in gross acres expressed as whole numbers and fractions thereof.

(3)  Reflects Bumgarner's interest in the Joint Venture (74.415%) multiplied by the net acres owned by the Joint Venture.
     Bumgarner's interest in this property is through the Joint Venture; Bumgarner has no direct interest in the leased properties.


                           BUMGARNER ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                            THROUGH DECEMBER 31, 2000

4. Related party transactions:

     Syndication and other fees:

     The Company has agreed to pay one of the partners in the Joint Venture-Henryetta (Inter-Oil & Gas, Inc. - "Interoil") a fee aggregating $149,316 in connection with the Company's investment in Henryetta, which is payable by Interoil to an unrelated third party pro-rata upon satisfaction of the note discussed in Note 2. This amount is recorded as a liability in the accompanying consolidated balance sheet. That partner also manages the joint venture and is reimbursed for any costs it incurs in that regard. Finally, in addition to the aforementioned fees, that same partner will earn $25,000 as an operating fee in connection with the two initial wells to be drilled in Coal County and $12,000 for the wells to be drilled in Okfuskee County.

     Due to officer:

     Due to officer represents non-interest bearing unsecured advances from an officer of the corporation. These advances are payable on demand.

5. Partnership agreement:

     Under the terms of the Joint Venture - Henryettta agreement, and subject to satisfaction of the promissory note, the Company is responsible for approximately 93% of expenses and is entitled to 93% of all distributions until such time as its investment has been recovered. The other partners will collectively share in the remaining 7%. Thereafter, profits, losses and distributions shall be allocated 74.415% to the Company, 20% to Inter-Oil and 5.585% to others.

6. Income taxes:

     Income taxes consist of the following:

             Deferred tax benefit of operating loss carryforward       $ 23,000
             Increase in valuation allowance                           ( 23,000)
                                                                       --------
             Income tax expense                                        $      -
                                                                       ========

     Income tax expense differs from that which would result from applying statutory tax rates to pre-tax loss due to the increase in the valuation allowance.

     Deferred tax assets consist of the deferred tax benefit from the operating loss carryforward of $23,000, reduced by a $23,000 valuation allowance since management cannot presently determine that it is more likely than not that such deferred tax assets will be realized.

                   BUMGARNER ENTERPRISES, INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE PERIOD FROM INCEPTION (MARCH 18, 1998)
                            THROUGH DECEMBER 31, 2000

7. Subsequent events:

     In February 2001, the Company merged with Ranger Industries, Inc.'s ("Ranger") subsidiary (BEI Acquisition Corporation) in consideration of Ranger's issuance of 14,720,000 shares for 100% of Bumgarner's issued and outstanding stock. This transaction will be accounted for as though it were a re-capitalization of Bumgarner and a sale of shares by Bumgarner in exchange for the net assets of Ranger. Subsequently, the Company completed a tender offer for 4,225,000 shares of Ranger common stock at $2.00 per share. Simultaneously, the Company acquired an additional 163,181 shares pursuant to the terms of a related merger and acquisition agreement. In addition, the Company obtained a bank loan in the amount of $8,500,000, which is collateralized by an equivalent amount in cash and cash equivalents. The loan bears interest at 6.4% and matures January 2003.

                         PRO FORMA FINANCIAL INFORMATION


The accompanying pro forma financial statements have been prepared to reflect the effect of the February 2001 merger of Ranger Industries, Inc.'s ("Ranger") subsidiary (BEI Acquisition Corporation) into Bumgarner Enterprises, Inc. ("Bumgarner") and the simultaneous completion by Bumgarner of a tender offer for 4,225,000 shares of Ranger's previously issued and outstanding common stock and 163,181 shares in accordance with the merger and acquisition agreement for both at $2 per share. The accompanying historical financial statements are derived from audited financial information of Ranger and Bumgarner as of December 31, 2000. The pro forma adjustments are based upon management's assumptions as discussed in Note 1.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the merger and tender offer occurred at January 1, 2000. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned merger and tender offer actually occurred earlier.


                                                       RANGER INDUSTRIES, INC. AND
                                                       BUMGARNER ENTERPRISES, INC.
                                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                           DECEMBER 31, 2000

                                                                                                   Pro Forma           Pro Forma
                                                          Bumgarner            Ranger             Adjustments         Consolidated
                                                        --------------------------------         ----------------------------------
                             Assets
Current assets:
  Cash and cash equivalents:
    Unrestricted                                        $      85          $ 10,233,478   (1b)   $ (8,670,000)         $ 1,563,563
    Restricted                                                  -                     -   (1b)      8,670,000            8,670,000
  Other current assets                                      2,000                35,030                                     37,030
                                                        --------------------------------         ----------------------------------
    Total current assets                                    2,085            10,268,508                     -           10,270,593
                                                        --------------------------------         ----------------------------------

Oil and gas properties, using
   successful efforts method                              161,316                     -                     -              161,316
                                                        --------------------------------         ----------------------------------
                                                        $ 163,401          $ 10,268,508          $          -         $ 10,431,909
                                                        ================================         ==================================

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued expenses                 $  51,618          $    199,344   (1c)   $    225,000         $    475,962
  Syndication fees payable                                151,416                     -                                    151,416
                                                       --------------------------------         ----------------------------------
    Total current liabilities                             203,034               199,344               225,000              627,378
                                                       --------------------------------         ----------------------------------

Note payable                                                    -                     -   (1b)      8,500,000            8,500,000
                                                       --------------------------------         ----------------------------------

Minority interest in joint venture                         12,000                     -                     -               12,000
                                                       --------------------------------         ----------------------------------

Stockholders' equity:
  Common stock                                             14,720                52,786   (1b)         88,599              156,105
  Additional paid-in capital                                    -            12,664,062   (1b)        (88,599)          12,575,463
  Accumulated deficit                                     (66,353)           (2,647,684)  (1c)       (225,000)          (2,939,037)
  Treasury stock, at cost                                       -                     -   (1b)     (8,500,000)          (8,500,000)
                                                       --------------------------------         ----------------------------------
    Total stockholders' equity                            (51,633)           10,069,164            (8,725,000)           1,292,531
                                                       --------------------------------         ----------------------------------

                                                       --------------------------------         ----------------------------------
                                                       $  163,401          $ 10,268,508         $          -         $ 10,431,909
                                                       ================================         ==================================

                                       See Notes to Pro Forma Condensed Consolidated Financial Statements



                                                    RANGER INDUSTRIES, INC. AND
                                                     BUMGARNER ENTERPRISES, INC.
                                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                FROM THE PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000

                                                                                    Pro forma          Pro forma
                                                 Bumgarner           Ranger         Adjustment        Consolidated
                                                 ---------           ------         ----------        ------------


Revenues                                        $       --        $       --        $       --        $       --
                                                ------------      ------------      ------------      ------------

Operating costs and expenses:
  Administrative                                      51,634         1,815,160              --           1,866,794
  Stock based compensation                            14,719              --                --              14,719
  Consulting and professional fees                      --             293,745 (1c)      225,000           518,745
                                                ------------      ------------      ------------      ------------
    Total operating expenses                          66,353         2,108,905           225,000         2,400,258
                                                ------------      ------------      ------------      ------------

Interest income                                         --             356,770              --             356,770
                                                ------------      ------------      ------------      ------------
Loss before income taxes                             (66,353)       (1,752,135)         (225,000)       (2,043,488)

Income tax benefit                                      --             (20,370)             --             (20,370)
                                                ------------      ------------      ------------      ------------

                                                ------------      ------------      ------------      ------------
Net loss                                        $    (66,353)     $ (1,731,765)     $   (225,000)     $ (2,023,118)
                                                ============      ============      ============      ============

                                                                  ------------                        ------------
Pro forma loss per common share                                   $      (0.33)                       $      (0.13)
                                                                  ============                        ============

Weighted average number of shares                                    5,278,644                          15,610,463
                                                                  ============                        ============


                             See Notes to Pro Forma Condensed Consolidated Financial Statements


             RANGER INDUSTRIES, INC. AND BUMGARNER ENTERPRISES, INC.
                    NOTES TO CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


1.   Pro forma adjustments:

     The pro forma adjustments reflected in the accompanying pro forma financial statements give effect to the following:

     (a) Merger of Ranger Industries, Inc.'s ("Ranger") subsidiary (BEI Acquisition Corporation) into Bumgarner Enterprises, Inc. ("Bumgarner") in consideration of Ranger's issuance of 14,720,000 shares for 100% of Bumgarner's issued and outstanding stock. This transaction has been accounted for as though it were a re-capitalization of Bumgarner and a sale of shares by Bumgarner in exchange for the net assets of Ranger.


     (b) The purchase of Ranger shares by Bumgarner for 4,225,000 issued and outstanding shares of Ranger common stock in accordance with the published tender offer and an additional 163,181 shares in accordance with the merger and acquisition agreement. All shares were purchased at $2 per share. The tender offer was financed primarily by a $8,500,000 two-year bank loan which will be secured by $8,670,000 cash and cash equivalents provided by Ranger.


     (c) Accrued $225,000 of additional consulting and professional fees associated with the merger and tender offer.

2. Oil and gas properties are stated in the accompanying Pro forma condensed consolidated balance sheet based upon generally accepted accounting principles and do not reflect the underlying fair values of such properties.